UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2015

OCONEE FEDERAL FINANCIAL CORP.

(Exact name of Registrant as specified in its charter)

Federal (State or Other Jurisdiction of Incorporation)	001-35033 (Commission File Number)	32-0330122 (I.R.S. Employer Identification No.)

201 East North Second Street, Seneca, South Carolina 29678

(Address of principal executive offices)

(864) 882-2765

Registrant's telephone number, including area code

Not Applicable

(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On November 16, 2015, Oconee Federal Financial Corp. (the “Company”) held its Annual Meeting of Stockholders. At the Annual Meeting, stockholders considered the election of directors, a non-binding resolution with respect to the Company’s executive compensation, and the ratification of the independent registered public accounting firm. A breakdown of the votes cast is set forth below.

1.	The election of Directors.

	For	Withheld	Broker non-votes

Robert N. McLellan, Jr.	5,164,867	88,890	420,294

W. Maurice Poore	5,253,196	561	420,294

2.	The approval of an advisory, non-binding resolution with respect to the Company’s executive compensation, as described in the proxy statement.

For	Against	Abstain	Broker non-votes
5,086,059	163,892	3,806	420,294

3.	The ratification of the appointment of Crowe Horwath LLP as independent registered public accounting firm for the Company for the fiscal year ending June 30, 2016.

For	Against	Abstain	Broker non-votes
5,527,217	129,206	17,628	0

Item 9.01.	Financial Statements and Exhibits

(a)	Financial statements of businesses acquired. Not Applicable.
(b)	Pro forma financial information. Not Applicable.
(c)	Shell company transactions: Not Applicable.
(d)	Exhibits. None.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

OCONEE FEDERAL FINANCIAL CORP.
Date: November 20, 2015	By:	/s/ Curtis T. Evatt
Curtis T. Evatt
President (Duly Authorized Representative)